UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2013

KiOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35213	51-0652233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13001 Bay Park Road, Pasadena, Texas 77507

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 694-8700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Due to the demands of other business commitments and personal time constraints, Condoleezza Rice, Ph.D, has resigned from the Board of Directors of KiOR, Inc. (the “Company”) as of December 20, 2013. Dr. Rice’s resignation is not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices. In conveying her resignation, Dr. Rice said, “It has been a pleasure working with KiOR, Inc. and gratifying to see the continued progress that the company has made over time. I appreciate the opportunity to serve this company and its shareholders and wish the company all my best for continued success.”

The Company thanks Dr. Rice for her invaluable services and contribution to the Company.

Item 7.01 Regulation FD Disclosure.

On December 23, 2013, KiOR, Inc. (the “Company”) issued a press release providing an update on the operations at its Columbus, Mississippi facility. A copy of the Company’s December 23, 2013 press release is attached hereto as Exhibit 99.1.

The Company’s management will discuss the 2013 performance of its Columbus facility, the company’s operating objectives for 2014, general business conditions and related topics on a conference call scheduled for Thursday, January 9, 2014, at 10:00 a.m. Eatern Time (9:00 a.m. Central Time). Participants may join the conference call by dialing ((855) 580-0042 (for U.S. and Canada) or (443) 616-2702 (International). The conference access code is 28868377 for all participants. To listen via live webcast, please visit the investor relations section of the Company’s website: http://investor.kior.com/events.cfm. An audio replay of the conference call will remain available for seven days until Thursday, January 16, 2014, at 11:59 p.m. Eastern Time (10:59 p.m. Central Time) and can be accessed by dialing (855) 859-2056 (for U.S. and Canada) or (404) 537-3406 (International). The conference call replay access code is 28868377 for all participants. A replay of the webcast will also be available in the investors section of the Company’s website approximately two hours after the conclusion of the call and remain available for approximately 90 calendar days.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The press release contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KiOR, INC.

Date: December 23, 2013	By:	/s/ Christopher A. Artzer
Christopher A. Artzer
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 23, 2013